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AT&T Private Line and Satellite
Service Terms and Pricing

Exhibit 10.48.6

Omitted information, for which [ * ] has been substituted herein, has been omitted pursuant to a request for confidential treatment and such information has been filed separately with the office of the Secretary of the Securities and Exchange Commission.


         AT&T Private Line and Satellite Service and Pricing Attachment

CUSTOMER Name (Full Legal Name): EasyLink Services Corporation

Date of execution of Agreement:             GF 21 Nov 02 (by CUSTOMER)

                                            TU for MA 11/22/02 (by AT&T)
================================================================================

1. Services Provided. AT&T will provide the following Services to CUSTOMER under this Attachment and pursuant to the terms of the Master Agreement and the applicable provisions of the AT&T Service Guide.

      A.    AT&T Private Line Services.

      B.    AT&T Local Channel Services.

      C.    AT&T International Satellite Services.

      D.    AT&T Frame Relay Services

2. Term. The Term of this Attachment is 36 months. For each service provided under this Attachment, the Term begins on the first day of the first full billing month for the first service provided under this Attachment, which day is referred to as the Customer's Initial Service Date (CISD). Different Services may have different billing cycles, and so the billing months may be staggered. For each service, however, the Term will begin within one month after the Term begins for the first service provided under this Agreement. CUSTOMER may elect to extend the Term for an additional 12 months by providing notice of such election to AT&T at least 60 days prior to the end of the initial Tenn. The rates, terms and conditions of this Attachment are effective as of the date on which this Attachment is made part of the Agreement (i.e., on the date the Agreement is initially executed by both parties or, if this Attachment is not part of the Agreement as initially executed, on the date the Agreement is thereafter amended to include this Attachment, which date is referred to as the "Effective Date").

3. Minimum Revenue Commitments. The following Minimum Revenue Commitments apply under this Attachment. For each Minimum Revenue Commitment, CUSTOMER commits that the Eligible Charges it incurs during each Commitment Period will equal or exceed the amount of the commitment. If CUSTOMER fails to meet any Minimum Revenue Commitment in a Commitment Period, then CUSTOMER will pay a Shortfall Charge equal to the difference between the Minimum Revenue Commitment and the amount of Eligible Charges for that Minimum Revenue Commitment incurred during the Commitment Period.


      A.    Private Line and Satellite Minimum Monthly Revenue Commitment (MMRC)

                           AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

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AT&T Private Line and Satellite
Service Terms and Pricing

            1. The Private Line and Satellite MMRC is $375,000. Each month of the Term is a Commitment Period.

            2. The Private Line and Satellite MMRC Eligible Charges consist of the gross Monthly Recurring Charges, prior to the application of any discounts or credits, for AT&T Private Line Services, AT&T 1.544 Mbps Echo Cancellation, and AT&T Satellite Services provided under this Attachment.

      B.    Local Channel MMRC.

            1. The Local Channel MMRC is $0.00. Each month of the Term is a Commitment Period.

            2. The Local Channel MMRC Eligible Charges consist of the gross Monthly Recurring Charges, prior to the application of any discounts or credits, for AT&T Local Channel Services provided under this Attachment.

4. Rates and Charges. The Rates and Charges for the Services provided under this Attachment are the same as the undiscounted Rates and Charges under the applicable Tariffs, as amended from time to time, except as specified in this Attachment. AT&T reserves the right to change from time to time the rates for Services under this Agreement, regardless of any provisions that would otherwise stabilize rates or limit rate increases, to reasonably reflect charges or payment obligations imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court of competent jurisdiction, concerning universal service fund ("USF") charges, or other governmental charges or fees imposed in connection with the provision of Services

      A. AT&T Private Line Services. The following monthly recurring charges apply for the listed services in lieu of the Inter Office Channel
            (IOC) monthly recurring charges specified in AT&T Service Guide. For an I0C with rate mileage of 100 miles or less, the monthly recurring charge is a fixed monthly charge, as set forth in the following chart. For an IOC with rate mileage of more than 100 miles, the monthly recurring charge is the product of the per mile charge set forth in the following chart, times the rate mileage of the IOC. The monthly recurring charges set forth below include the monthly recurring charges for associated Access Connections and Function Connections.


                                                  Fixed Monthly   Per Mile
                                                  Charge          Charge
                                                  (Rate mileage   (Rate mileage
            Service                               100 or less)    more than 100)
                                                  ------------    --------------

            AT&T Private Line SONET OC12 Services      [*]              [*]

            AT&T, ACCUNET SONET T155 Service           [*]              [*]

            AT&T ACCUNET T45 Service                   [*]              [*]

            AT&T ACCUNET T1.5 Service                  [*]              [*]


                           AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

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AT&T Private Line and Satellite
Service Terms and Pricing

      B. AT&T 1.544 Mbps Echo Cancellation. When AT&T 1.544 Mbps Echo Cancellation is associated with an AT&T ACCUNET T1.5 IOC, the Monthly Recurring Charge is [*] per IOC.

      C.    AT&T Local Channel Services.

            1. AT&T ASDS 64 kbps and lower speed. The Monthly Recurring Charges for a Local Channel are as follows:


                             ---------------------------------------------------
                                               Monthly Recurring Charge per
                                                       Local Channel
            --------------------------------------------------------------------
                  Speed      Mileage Band     Fixed                  Per Mile
                                                                     --------
             9.6/56/64Kbps         0+           [*]                     [*]


5. Discounts. The following monthly discounts are the only discounts for the Services provided under this Attachment.

      A.    AT&T Private Line Services.

            1. Domestic AT&T Private Line Services. A discount will be applied each month to Monthly Recurring Charges for domestic AT&T Private Line Services, as follows:

                  (a)   AT&T Private Line SONET OC12 IOC - [*]

                  (b)   AT&T ACCUNET SONET T155 10C -[*]

                  (c)   AT&T ACCUNET T45 IOC - [*]

                  (d)   AT&T ACCUNET T1.5 IOC - [*]

                  (e) Other MSVPP-eligible services. For all other domestic AT&T Private Line Services that if provided under AT&T Service Guide would be eligible for discounting under the Multiservice Volume Pricing Plan ("MSVPP"), the amount of the discount is the same as the discount specified in AT&T Service Guide, for a [*]

            2. International AT&T Private Line Services. A discount will be applied each month to the Monthly Recurring Charges for international AT&T Private Line Services, as follows:

                  --------------------------------------------------------------------------------------------
                  Service                                                                       Discount
                  --------------------------------------------------------------------------------------------
                  AT&T International ACCUNET T45 Service-Canada                                    [*]
                  AT&T International ACCUNET 2.048 Mbps Service-Mexico
                  AT&T International ACCUNET T1.5 Service-Canada
                  AT&T International ACCUNET T1.5 Service-Mexico
                  AT&T International ACCUNET Spectrum of Digital Services-Canada
                  AT&T International ACCUNET Spectrum of Digital Services-Mexico
                  AT&T International DATAPHONE Digital Service- Canada
                  AT&T International DATAPHONE Digital Service- Mexico
                  --------------------------------------------------------------------------------------------
                  International T155 Service - Overseas                                            [*]
                  AT&T International ACCUNET T45 Service-Overseas
                  International Full and Half Channel Service - Overseas
                  AT&T International ACCUNET Digital Services
                  --------------------------------------------------------------------------------------------
                  AT&T International ACCUNET Spectrum of Digital-                                  [*]
                  Voice Grade Service
                  --------------------------------------------------------------------------------------------

                           AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

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AT&T Private Line and Satellite
Service Terms and Pricing

            B. AT&T Satellite Services. A discount of [*] will be applied each month to the Monthly Recurring Charges for AT&T International Satellite Services- Shared Earth Station.

            C. Local Channel Services. A discount will be applied each month to Monthly Recurring Charges for AT&T Local Channel Services that are connected to other Services provided under this Attachment, as follows

                  1. AT&T Terrestrial 1.544 Mbps Local Channels - [*]2. AT&T Terrestrial 45 Mbps Local Channels - [*]

                  3. Other Local Channel Services MSVPP-eligible services. For all other AT&T Local Channel Services that if provided under AT&T Service Guide would be eligible for discounting under the Local Channel Services MSVPP, the amount of the discount is the same as the discount specified in AT&T Service Guide for a [*]

      D. Frame Relay Services. A {*] discount will be applied each month to the Monthly Recurring Charges for the Frame Relay Services that, if provided under AT&T Service Guide as amended from time to time, would be eligible to receive a discount under the Frame Relay Volume Pricing Plan.

6. Credits and Waivers. The following credits and waivers are the only credits and waivers that apply to the Services provided under this Attachment. No other promotions, credits or waivers apply.

            E.    [*]
                 ----

7. Classifications, Practices and Regulations. Except as otherwise provided in this Attachment, the rates and regulations that apply to the Services provided under this Attachment are as set forth in the applicable Service Guide.

8. Termination Charge. The following provision applies in lieu of any Discontinuance With or Without Liability provisions specified in the applicable Service Guide.

      A. If CUSTOMER terminates this Attachment prior to the end of the Term, or if AT&T terminates this Attachment or the Service provided under this Attachment prior to the end of the Term due to CUSTOMER's breach of the Agreement, CUSTOMER will be billed a Termination Charge. The Termination Charge will be an amount equal to 50% of the unsatisfied Minimum Revenue Commitment(s) for the Commitment Period(s) in which the termination occurs, plus 50% of the Minimum Revenue Commitments for each Commitment Period remaining in the Term. In addition, CUSTOMER will be billed (1) any other applicable Termination Charges as set forth in this Attachment, and (2) an amount equal to the sum of any credits provided under this Attachment.


                           AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

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                                End of Attachment